UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2003

INDUS INTERNATIONAL, INC

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3301 Windy Ridge Parkway Atlanta, Georgia 30339

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (770) 952-8444

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements and Other Exhibits

Exhibit No.	Description

99.1	Press Release dated May 15, 2003

Item 9.     Regulation FD Disclosure

     On May 15, 2003, Indus International, Inc. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as Exhibit 99.1 and is incorporated herein by reference. The information under the “2004 Outlook” heading of the press release is being furnished in connection with this Report and not filed pursuant to the federal securities laws.

     This information is being provided pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2003

INDUS INTERNATIONAL, INC.

/s/ Jeffrey A. Babka Jeffrey A. Babka Executive Vice President Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 15, 2003